Exhibit 99.1

W. P. Carey Inc. CPA®:16 – Global Proposed Merger Transaction WPC Investor Presentation | July 2013

Disclaimer Cautionary Statement Concerning Forward-Looking Statements: Certain of the matters discussed in this communication constitute forward-looking statements within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934, both as amended by the Private Securities Litigation Reform Act of 1995. The forward-looking statements include, among other things, statements regarding intent, belief or expectations and can be identified by the use of words such as “may,” “will,” “should,” “would,” “assume,” “outlook,” “seek,” “plan,” “believe,” “expect,” “anticipate,” “intend,” “estimate,” “forecast” and other comparable terms. These forward-looking statements include, but are not limited to, statements regarding the benefits of the proposed Merger, the financial position and capitalization of the combined company and the expected timing of completion of the proposed Merger. These statements are based on current expectations and actual results of W. P. Carey or of the combined company following the consummation of the proposed Merger could be materially different from those projected in such forward-looking statements. There are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements. Discussions of some of these other important factors and assumptions are contained in W. P. Carey’s and CPA®:16 – Global’s filings with the SEC and are available at the SEC’s website at http://www.sec.gov, including Item 1A. Risk Factors in each company’s Annual Report on Form 10-K for the year ended December 31, 2012. These risks, as well as other risks associated with the proposed Merger will be more fully discussed in the Joint Proxy Statement/Prospectus that will be included in the Registration Statement on Form S-4 that W. P. Carey Inc. and CPA®:16 – Global will file with the SEC in connection with the proposed Merger. In light of these risks, uncertainties, assumptions and factors, the forward-looking events discussed in this communication may not occur. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this communication, unless noted otherwise. Except as required under the federal securities laws and the rules and regulations of the SEC, W. P. Carey and CPA®:16 – Global do not undertake any obligation to release publicly any revisions to the forward-looking statements to reflect events or circumstances after the date of this communication or to reflect the occurrence of unanticipated events. Additional Information and Where to find it: This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended. W. P. Carey intends to file a registration statement on Form S-4 that will include a joint proxy statement / prospectus and other relevant documents to be mailed by W. P. Carey and CPA®:16 - Global to their respective security holders in connection with the proposed Merger. WE URGE INVESTORS TO READ THE JOINT PROXY STATEMENT / PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT W. P. CAREY, CPA®:16 - GLOBAL AND THE PROPOSED MERGER. INVESTORS ARE URGED TO READ THESE DOCUMENTS CAREFULLY AND IN THEIR ENTIRETY. Investors will be able to obtain these materials (when they become available) and other documents filed with the SEC free of charge at the SEC’s website (http://www.sec.gov). In addition, these materials (when they become available) will also be available free of charge by accessing W. P. Carey’s website (http://www.wpcarey.com) or by accessing CPA®:16 - Global’s website (http:www.cpa16.com). Investors may also read and copy any reports, statements and other information filed by W. P. Carey or CPA®:16 - Global, with the SEC, at the SEC public reference room at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 or visit the SEC’s website for further information on its public reference room. Participants in the Proxy Solicitation: Information regarding W. P. Carey’s directors and executive officers is available in its proxy statement filed with the SEC by W. P. Carey on April 30, 2013 in connection with its 2013 annual meeting of stockholders, and information regarding CPA®:16 – Global’s directors and executive officers is available in its proxy statement filed with the SEC by CPA®:16 – Global on April 26, 2013 in connection with its 2013 annual meeting of stockholders. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the Joint Proxy Statement/Prospectus and other relevant materials filed with the SEC when they become available.

Transaction Overview • W. P. Carey Inc. (NYSE: WPC) proposes to acquire Corporate Property Associates 16 – Global Incorporated (“CPA®:16 – Global”), one of its managed non-traded REITs, in a transaction valued at approximately $4.0 billion, including pro-rata debt. • The proposed merger would further implement W. P. Carey’s overall business strategy of growing net lease real estate assets under ownership. • The transaction is expected to be accretive to AFFO per share and W. P. Carey currently anticipates that the transaction will allow it to increase the combined company’s annualized dividend to a minimum of $3.52 per share. • Post-merger, the combined company would have a total enterprise value (“TEV”) of $10.1 billion.

Transaction Details Transaction Consideration • 100% stock-for-stock transaction; each share of CPA®:16 – Global will be converted into WPC common stock based on the following exchange ratio: - Floating exchange ratio and fixed $11.25 share price for CPA®:16 – Global within a collar 12% above and below a WPC reference share price of $69.42 - As a result of the collar, the exchange ratio will not exceed 0.1842 or be less than 0.1447 - Exchange ratio will be set using a volume weighted average price for WPC prior to closing • W. P. Carey will assume approximately $1.7 billion of CPA®:16 – Global debt(1) Financial Impact • Transaction is expected to be immediately accretive to AFFO - Expected accretion to 2014E AFFO of approximately $0.20 - $0.50 within the floating exchange ratio collar - CPA®:16 – Global purchase price implies 2014 estimated AFFO multiple of 13.8x and a 7.7% cap rate • Expected dividend increases to a minimum of $3.52 per share • Modest increase in leverage (from 28% to 36%)(2) Pro Forma Ownership CPA®:16 – Global stockholders (excluding the ~18.5% of CPA®:16 – Global shares currently owned by W. P. Carey) will own approximately 28% of the combined company based on the mid-point of the 12% floating exchange ratio collar. Go Shop The merger agreement contains a 30-day go shop provision pursuant to which the special committee of CPA®:16 – Global’s Board of Directors may solicit potential alternative transactions to the merger. WPC Management and Board No changes anticipated. Timing Transaction currently expected to close Q1 2014, subject to SEC review and stockholder approvals.(3) (1) 100% share of debt. (2) Net debt to enterprise value. (3) There can be no guarantee that the transaction will close at this time, if at all.

Benefits of the Transaction Enhances portfolio and increases scale: • Improves the quality of W. P. Carey’s earnings through increased diversification and by continuing the shift in revenue mix towards stable real estate rental income • Continues W. P. Carey’s evolution from a hybrid LLC that derived the majority of its revenue from investment management into a large net-lease REIT • Substantially increases W. P. Carey’s size, resulting in a pro forma equity market capitalization of approximately $6.5 billion and a total enterprise value of $10.1 billion Financial benefits: • Supports the continuation of W. P. Carey’s long-standing tradition of stable dividend growth through anticipated accretion to AFFO share, with an anticipated post-transaction minimum annualized dividend of $3.52 per share Positions W. P. Carey for the future: • Enhances W. P. Carey’s position for future access to diverse, efficiently priced sources of capital • Simplifies W. P. Carey’s GAAP financial statements by consolidating joint ventures with CPA®:16 – Global as well as its existing ~18.5% ownership interest in CPA®:16 – Global • Increased float after the transaction will provide additional market support through index rebalancing(1) • Enhances W. P. Carey’s position as a premier investment manager in the non-traded REIT sector with the 15th successful liquidation of one of its CPA® programs (1) W. P. Carey is currently included in the following indexes: MSCI US REIT, FTSE NAREIT All REITs, FTSE NAREIT Composite, S&P Global Property, S&P Global REIT, Morgan Stanley Midcap 450, FTSE EPRA/NAREIT Global Real Estate, Dow Jones All Equity REIT and the GPR 250.

W. P. Carey Highlights W. P. Carey is a leading global investor in critical corporate assets: • Proven investment experience over four decades and multiple economic cycles • Largest global owner/manager of triple-net lease assets, with $15.2 billion of assets under ownership and management(1) • Superior credit and real estate underwriting platform that drives investment performance • Unique business model provides: – Stable cash flows from long-term leases to creditworthy tenants, with contractual increases – Solid stream of fee income stemming from its Investment Management platform – Access to two distinct channels for equity capital versus only one for a typical public REIT – Proactive asset management culture • Long-term track record of providing well-covered, rising dividends WPC_lockup_photos.jpg(1) Includes market cap based on $67.40 share price and pro rata debt as of March 31, 2013.

Proven Asset Management Track Record Program Program Life Total Return as % of Original Investment Average Annual Total Return (Net of Fees) IRR (Net of Fees) CPA®:1 1979-1998 237% 7.2% 7.0% CPA®:2 1980-1998 369% 14.9% 13.2% CPA®:3 1981-1998 408% 18.8% 15.1% CPA®:4 1983-1998 310% 13.9% 12.2% CPA®:5 1984-1998 210% 7.7% 8.6% CPA®:6 1985-1998 264% 12.5% 10.6% CPA®:7 1987-1998 215% 10.2% 9.8% CPA®:8 1988-1998 229% 13.1% 11.5% CPA®:9 1989-1998 184% 9.6% 9.3% CPA®:10 1990-2002 208% 8.8% 8.6% CPA®:11 1992-2004 242% 11.2% 9.6% CPA®:12 1994-2006 237% 10.9% 9.4% CPA®:14 1998-2011 217% 9.0% 8.2% CPA®:15 2001-2012 202% 9.6% 8.5% W. P. Carey has successfully liquidated 14 prior CPA® investment programs Calculated assuming investment at program inception. Past performance is no guarantee of future results.

Overview of CPA®:16 – Global CPA®:16 – Global is a non-traded REIT that was formed in 2003 and is sponsored by W. P. Carey High-quality portfolio(1) consisting of: • 494 properties, substantially all of which are triple-net leased to 140 corporate tenants • 47 million sq. ft. • 97% occupancy rate • Average lease term of 10.1 years • Diversified portfolio across tenant industries, geographies and property types (1) Reflects portfolio as of March 31, 2013. WPC_lockup_photos7.jpg The Combined Company

The Combined Portfolio W. P. Carey Current (1) (3) CPA®:16 – Global (2) (3) Combined Company (3) Number of Properties 422 494 734 Number of Tenants 124 140 231 Square Footage 39 million 47 million 86 million Annualized Contractual Minimum Rent $317 million $326 million $643 million No. of Countries 10 13 15 Average Lease Term 8.8 years 10.1 years 9.5 years Occupancy 99% 97% 98% Top 10 Tenant Concentration 40% 26% 31% % of Investment Grade Tenants 31% 13% 22% Weighted Average Interest Rate 4.7% 5.4% 5.0% (1) W. P. Carey Current reflects results as of March 31, 2013. (2) CPA®:16 – Global reflects actual results as of March 31, 2013. (3) Combined Company reflects pro-rata joint venture ownership of certain properties and excludes all operating properties.

Geographically Diverse Portfolio Geography-countries_072313_12pt_v2.jpgCPA®:16 – Global portfolio complements W. P. Carey’s geographic diversification Region Annualized contractual minimum base rent ($'000) Percent of total W. P. Carey Current Combined Company W. P. Carey Current Combined Company United States East 48,904 128,202 15% 20% South 69,768 126,704 22% 20% West 69,703 118,050 22% 18% Midwest 41,542 85,977 13% 13% Total United States 229,917 458,933 72% 71% International Germany 33,870 64,274 11% 10% France 22,813 49,359 7% 8% Finland 10,592 27,549 3% 4% Poland 13,232 17,308 4% 3% United Kingdom 1,310 6,531 0% 1% Other 5,701 19,171 2% 3% Total International 87,518 184,194 28% 29% Total $317,435 $643,126 100% 100% “Combined Company” represents the pro forma results as of March 31, 2013.

Geographically Diverse Portfolio map for ppt_0716_b.jpgmap legend.jpg Combined Portfolio by Property Type(1)(2) Property_072313_lger2_12pt.jpg(1) Based on Annualized Contractual Minimum Base Rent (“ABR”) as of March 31, 2013. (2) Excludes 21 domestic self-storage properties in our Carey Storage subsidiary, totaling approximately 1.5 million square feet. (3) Other includes: Child Care and Social Services; Education; Health Care; Hospitality; Leisure, Amusement and Recreation; Residential; Nursing Home; Sports; Theater; and Unoccupied Land.

Portfolio Diversification by Tenant Industry(1) WPC MEr4ger_Tenant_072413_1b.jpg (1) Based on the Moody’s Classification System and information provided by the tenant. (2) Includes rent from tenants in the following industries: consumer non-durable goods; transportation – personal; grocery; federal, state and local government; insurance; aerospace and defense; mining, metals and primary metal industries; consumer and durable goods; forest products and paper; textiles, leather and apparel; banking; consumer services; and utilities.

Combined Company Annualized Rent ($’000s) % of Total 39,496 6.1% 30,546 4.7% 28,738 4.5% 17,308 2.7% 16,100 2.5% 15,495 2.4% 14,486 2.2% 11,944 1.9% 11,382 1.8% 11,315 1.8% Top 10 Total $196,681 30.6% Top ten tenant concentration will be reduced from 40% to approximately 31% of annualized rent with only one tenant contributing more than 5% W. P. Carey Current Annualized Rent ($’000s) % of Total 25,992 8.2% 18,741 5.9% 16,100 5.1% 16,054 5.1% 13,232 4.2% 10,108 3.2% 7,574 2.4% 7,243 2.3% 6,510 2.1% 5,472 1.7% Top 10 Total $127,027 40.2% http://upload.wikimedia.org/wikipedia/de/thumb/0/02/Hellweg_Baumarkt_Logo.svg/400px-Hellweg_Baumarkt_Logo.svg.pnghttp://www.apachesands.com/uimages/U-Haul_Logo.jpghttp://www.dailypolitical.com/logos/universal-technical-institute-logo.jpghttp://t3.gstatic.com/images?q=tbn:ANd9GcRVifV18PG0JJyDqoOGEsV-7rItYu8rfsVfXmAcLFYN9NPfL-De0drc9FnZhttp://www.trianglehoneymoon.com/wp-content/uploads/2011/06/TrueValueLogo.jpghttp://www.yourindustrynews.com/upload_images/youroilandgasnews_-_Foster_Wheeler_Logo.gifFiserv, Inc. logocarref~3K:\tenants\FEDERAL\FEDERAL.jpghttp://www.collective.com/sites/default/files/images/New-York-Times-Logo.pnghttp://www.ayso.org/Libraries/Logos/dickssportinggoods_logo.jpgGreater Tenant Diversification obigen~1http://upload.wikimedia.org/wikipedia/de/thumb/0/02/Hellweg_Baumarkt_Logo.svg/400px-Hellweg_Baumarkt_Logo.svg.pnghttp://www.apachesands.com/uimages/U-Haul_Logo.jpghttp://www.dailypolitical.com/logos/universal-technical-institute-logo.jpghttp://t3.gstatic.com/images?q=tbn:ANd9GcRVifV18PG0JJyDqoOGEsV-7rItYu8rfsVfXmAcLFYN9NPfL-De0drc9FnZhttp://www.trianglehoneymoon.com/wp-content/uploads/2011/06/TrueValueLogo.jpgobigen~1carref~3http://upload.wikimedia.org/wikipedia/commons/thumb/7/7c/AMD_Logo.svg/200px-AMD_Logo.svg.png Combined Company’s Major Tenants - Established Corporate Credits Top 10 Tenants Leading German Do-It-Yourself (DIY) retailer with a broad footprint across Germany and Austria World’s second-largest food retailer, based on sales, with over 15,000 stores across Europe, Asia and South America; Annual sales of approximately $115 billion North America’s largest DIY moving and storage operator with nearly 16,000 locations across the U.S. and Canada; Annual revenues in excess of $2 billion Leading European DIY retailer with more than 530 stores in central and eastern Europe; Private company owned by the Tengelmann Group Leading lodging company with more than 3,700 lodging properties in 73 countries; Annual revenues in excess of $12 billion Provides post-secondary education for professional automotive, collision repair, motorcycle and marine technicians; Annual revenues in excess of $100 million One of the largest retailer-owned hardware cooperatives with more than 4,700 stores worldwide Semiconductor design innovator that develops computer processors and related technologies for commercial and consumer markets; Second largest global supplier of microprocessors A leading global, multimedia news and information company that includes The New York Times, The International Herald Tribune and other related publishing and web-based properties; 2012 revenues of $2 billion Leading full-line sports and fitness specialty omni-channel retailer offering a broad assortment of high quality brand name sporting goods equipment, apparel and footwear in a specialty store environment; Over 500 locations in 44 states uhaulcarref~3obigen~1K:\tenants\TRUEVAL\TRUEVAL.jpghttp://www.ivygateblog.com/wp-content/uploads/2012/05/nyt.jpeghttp://cdn.androidcentral.com/sites/androidcentral.com/files/postimages/444537/amd.gifhttp://blackfriday.bradsdeals.com/news/wp-content/uploads/2012/11/Dicks-Sporting-Goods-Black-Friday.pnghttp://upload.wikimedia.org/wikipedia/de/thumb/0/02/Hellweg_Baumarkt_Logo.svg/400px-Hellweg_Baumarkt_Logo.svg.pngNote: Company financial and valuation metrics as per CapitalIQ.

Improved Lease Maturities and Average Lease Term Long-term Lease Cash Flow 072413_combined.jpgLong-term lease_Legend_072413_v3.jpgLimited near-term lease maturities; weighted average lease term will increase from 8.8 years to 9.5 years (1) “Combined Company” represents the pro forma portfolio as of March 31, 2013.

Built-In Rent Increase_Larger_072313_v2b.jpgInternal Growth from Built-In Rent Increases Combined Company Built-In Contractual Rent Increases(1) 97% of leases include either fixed or CPI-based rent increases (1) Based on ABR. “Combined Company” represents the pro forma portfolio as of March 31, 2013.

Key Operating Metrics Capitalization W. P. Carey Current(1) CPA®:16 – Global(2) Combined Company Equity Market Capitalization $4.6 billion $2.3 billion $6.5 billion(3) Total Net Debt $1.8 billion $1.7 billion $3.6 billion Total Enterprise Value $6.5 billion $4.0 billion $10.1 billion(3) Leverage Total Debt / Gross Assets (4) 44% 48% 48% Net Debt / Enterprise Value 28% 43% 36% (1) W. P. Carey Equity Market Capitalization is based on shares outstanding as of March 31, 2013 and stock price of $67.40 as of March 31, 2013. Total Net Debt as of March 31, 2013. (2) CPA®:16 – Global Equity Market Capitalization is based on shares outstanding as of March 31, 2013 and a proposed purchase price of $11.25 per share. Total Net Debt as of March 31, 2013. (3) The Combined Company is adjusted for W. P. Carey’s current ~18.5% ownership of CPA®:16 – Global. (4) Gross assets represent total assets as of March 31, 2013, excluding goodwill, before accumulated depreciation.

Transaction Supports Continued Dividend Growth AnnDividends-Bar0724_v3.jpgPast performance does not guarantee future results. Annualized dividend per share reflects annualized fourth quarter dividend per share for the respective year. (1) Reflects anticipated minimum pro forma annual dividend per share following transaction close. Subject to modification. (2) 2013 Annualized rate based on Q2 2013 dividend rate. Historical Growth Payout Ratio Transaction Impact • W. P. Carey has increased its dividend every year since going public in 1998 • Annual dividend growth has averaged 4.5% from 1998 – 2013 • AFFO payout ratio of 79.4% based on results for the quarter ended March 31, 2013 • Transaction expected to be accretive to AFFO per share and supports continuation of stable dividend growth • Anticipated combined company minimum dividend of $3.52 supported by a strong AFFO payout ratio of approximately 80%(1) Annualized Dividends per Share

Transaction Confirms WPC’s Position as a Leading Net-Lease REIT Leading REIT 072513_v2.jpgCombined Company will be the second largest public net-lease REIT with TEV of $10.1 billion(1) (1) WPC TEV assumes acquisition of CPA®:16 – Global. (2) ARCP TEV assumes acquisitions of GE Portfolio, LSE and ARCT IV. Total Enterprise Value (dollars in billions)

W. P. Carey Has Outperformed Major Indexes returns chart_v3_blues2_072413_b.jpgPast performance does not guarantee future results. Source: SNL Financial Total Return Comparison W. P. CAREY MSCI US REIT (RMS) S&P 500

Transaction Process and Timing Announce Transaction July 25, 2013 Stockholder Votes for W. P. Carey and CPA®:16 – Global Anticipated Q4 2013 Close Transaction Q1 2014, subject to SEC review and stockholder approvals(1) (1) There is no assurance that the proposed merger will close by the anticipated quarter, if at all.

Transaction Process and Timing Announce Transaction July 25, 2013 Stockholder Votes for W. P. Carey and CPA®:16 – Global Anticipated Q4 2013 Close Transaction Q1 2014, subject to SEC review and stockho

Transaction Process and Timing Announce Transaction July 25, 2013 Stockholder Votes for W. P. Carey and CPA®:16 – Global Anticipated Q4 2013 Close Transaction Q1 2014, subject to SEC review and stockho

Transaction Process and Timing Announce Transaction July 25, 2013 Stockholder Votes for W. P. Carey and CPA®:16 – Global Anticipated Q4 2013 Close Transaction Q1 2014, subject to SEC review and stockho

Transaction Process and Timing Announce Transaction July 25, 2013 Stockholder Votes for W. P. Carey and CPA®:16 – Global Anticipated Q4 2013 Close Transaction Q1 2014, subject to SEC review and stockho